SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2003

Wells Real Estate Fund I

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-14463	58-1565512
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund I (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 7, 2003 to provide the required pro forma financial statements relating to the sale of the Heritage Retail Center Property on April 7, 2003, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b)  Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund I

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2003	F-2

Pro Forma Statement of Loss for the year ended December 31, 2002	F-3

Pro Forma Statement of Income (Loss) for the three months ended March 31, 2003	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND I Registrant

By:	/s/ Leo F. Wells, III
Leo F. Wells, III, as General Partner and as President and sole Director of Wells Capital, Inc., General Partner

Date: May 30, 2003

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WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund I and Subsidiary included in its annual report filed on Form 10-K for the year ended December 31, 2002 and quarterly report filed on Form 10-Q for the three months ended March 31, 2003.

The following unaudited pro forma balance sheet as of March 31, 2003 has been prepared to give effect to the disposition of the Heritage Retail Center Property by Fund I and Fund II Tucker, a joint venture partnership between Wells Real Estate Fund I and Fund II and Fund II-OW, as if the disposition occurred on March 31, 2003. Fund II and Fund II-OW is a joint venture partnership between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. Wells Real Estate Fund I holds an interest of approximately 51.91% in Fund I and Fund II Tucker.

The following unaudited pro forma statements of income (loss) for the year ended December 31, 2002 and the three months ended March 31, 2003 have been prepared to give effect to the disposition of the Heritage Retail Center Property as if the disposition occurred on January 1, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Heritage Retail Center Property been consummated as of the beginning of the periods presented.

WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2003

(Unaudited)

	Wells Real Estate Fund I and Subsidiary (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS
Real estate, at cost:
Land	$1,440,608	$0		$1,440,608
Building and improvements	4,929,209	0		4,929,209

Total real estate assets	6,369,817	0		6,369,817
Investments in Joint Ventures	3,860,398	(1,509,012	)(b)	2,351,386
Cash and cash equivalents	10,380,021	1,638,429	(c)	12,018,450
Accounts receivable, net	86,450	0		86,450
Due from joint ventures	58,952	0		58,952
Prepaid expenses and other assets	142,448	0		142,448
Deferred lease acquisition costs	148,281	0		148,281

Total assets	$21,046,367	$129,417		$21,175,784

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable, accrued expenses and refundable security deposits	$165,576	$0		$165,576
Due to affiliates	2,015,445	0		2,015,445
Partnership distributions payable	411,698	0		411,698
Minority interest	36,081	0		36,081

Total liabilities	2,628,800	0		2,628,800
Partners’ capital:
Limited partners:
Class A – 98,716 units Outstanding	18,417,567	129,417		18,546,984
Class B – 42,578 units Outstanding	0	0		0

Total partners capital	18,417,567	129,417		18,546,984

Total liabilities and partners’ capital	$21,046,367	$129,417		$21,175,784

(a)	Historical financial information has been obtained from Wells Real Estate Fund I’s quarterly report filed on Form 10-Q for the three months ended March 31, 2003.
(b)	Reflects Wells Real Estate Fund I’s investment in the joint venture which owned the Heritage Retail Center Property.
(c)	Reflects Wells Real Estate Fund I’s proportionate share of the Heritage Retail Center Property net sales proceeds.

WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF LOSS

FOR THE YEAR ENDED DECEMBER 31, 2002

	Wells Real Estate Fund I and Subsidiary (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental income	$1,165,609	$0		$1,165,609
Tenant reimbursements	97,577	0		97,577
Equity in income of Joint Ventures	102,801	(6,141	)(b)	96,660
Interest income and other	138,459	0		138,459

	1,504,446	(6,141)		1,498,305

EXPENSES:
Depreciation	597,634	0		597,634
Operating costs	450,466	0		450,466
Partnership administration	178,561	0		178,561
Management and leasing fees	138,551	0		138,551
Legal and accounting	484,900	0		484,900
Bad debt expense	43,608	0		43,608
Other general and administrative	11,030	0		11,030

	1,904,750	0		1,904,750

LOSS BEFORE MINORITY INTEREST	(400,304)	(6,141)		(406,445)

MINORITY INTEREST	(10,603)	0		(10,603)

NET LOSS	$(410,907)	$(6,141)		$(417,048)

NET LOSS ALLOCATED TO CLASS A LIMITED PARTNERS	$(211,995)	$(6,141)		$(218,136)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$(198,912)	$0		$(198,912)

NET LOSS PER CLASS A LIMITED PARTNER UNIT	$(2.15)			$(2.21)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$(4.67)			$(4.67)

(a)	Historical financial information has been obtained from Wells Real Estate Fund I’s annual report filed on Form 10-K for 2002.

(b)	Reflects Wells Real Estate Fund I’s equity in income of Fund I and Fund II Tucker related to Heritage Retail Center Property. The pro forma adjustments results from rental revenues less operating expenses, management fees and depreciation.

WELLS REAL ESTATE FUND I AND SUBSIDIARY

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF INCOME (LOSS)

FOR THE THREE MONTHS ENDED MARCH 31, 2003

(Unaudited)

	Wells Real Estate Fund I and Subsidiary (a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Rental income	$280,703	$0		$280,703
Tenant reimbursements	37,696	0		37,696
Equity in income of Joint Ventures	47,940	(35,756	)(b)	12,184
Interest income and other	44,799	0		44,799

	411,138	(35,756)		375,382

EXPENSES:
Depreciation	143,207	0		143,207
Operating costs	122,936	0		122,936
Partnership administration	34,543	0		34,543
Management and leasing fees	29,283	0		29,283
Legal and accounting	47,721	0		47,721
Write-off of real estate asset	2,775	0		2,775
Other general and administrative	1,692	0		1,692

	382,157	0		382,157

INCOME (LOSS) BEFORE MINORITY INTEREST	28,981	(35,756)		(6,775)

MINORITY INTEREST	94	0		94

NET INCOME (LOSS)	$29,075	$(35,756)		$(6,681)

NET INCOME (LOSS) ALLOCATED TO CLASS A LIMITED PARTNERS	$29,075	$(35,756)		$(6,681)

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER CLASS A LIMITED PARTNER UNIT	$0.29			$(0.07)

NET LOSS PER CLASS B LIMITED PARTNER UNIT	$0.00			$(0.00)

(a)	Historical financial information has been obtained from Wells Real Estate Fund I’s quarterly report filed on Form 10-Q for the three months ended March 31, 2003.
(b)	Reflects Wells Real Estate Fund I’s equity in income of Fund I and Fund II Tucker related to the Heritage Retail Center Property. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

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